SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               TELTONE CORPORATION

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies: N/A

      (2)   Aggregate number of securities to which transaction applies: N/A

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                               TELTONE CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                November 6, 2001

TO THE SHAREHOLDERS:

The Annual Meeting of the Shareholders of Teltone Corporation will be held at the Corporate Headquarters, 22116 - 23rd Drive SE, Bothell, Washington, on November 6, 2001, at 2:30 p.m. local time for the following purposes:

1.    To elect directors, and

2.    To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on September 7, 2001, are entitled to notice of and to vote at this meeting.

                     BY THE ORDER OF THE BOARD OF DIRECTORS
                           Wendy L. Herzog, Secretary

EACH SHAREHOLDER IS URGED TO VOTE PROMPTLY IN ONE OF THREE WAYS:

1.    By Internet at http://www.eproxy.com/TTNC

2.    By telephone at 1-800-840-1208

3. By signing and returning the completed proxy card in the enclosed envelope.

Bothell, Washington
September 27, 2001

                               TELTONE CORPORATION
                             Corporate Headquarters
                          22116 - 23rd Drive Ave. S.E.
                            Bothell, Washington 98021

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held November 6, 2001

      This proxy statement, which was first mailed to shareholders with the enclosed form of proxy on or about September 27, 2001, is furnished in connection with the solicitation of proxies by the Board of Directors of Teltone Corporation (the "Company") to be voted at the Annual Meeting of Shareholders of the Company. The meeting will be held at the Company's Corporate Headquarters, 22116 23rd Drive SE, Bothell, Washington, on November 6, 2001, at 2:30 p.m. local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before they are voted by delivering a signed written statement to the Secretary of the Company at or prior to the Annual Meeting of Shareholders or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

      Shareholders of record at the close of business on September 7, 2001, will be entitled to vote at the meeting. On September 7, 2001, there were 6,865,503 shares of common stock and 876,684 shares of preferred stock outstanding, each of which is entitled to one vote. A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.

      A shareholder who abstains from voting on any or all proposals will be included in the number of shareholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

      Proxies and ballots will be received and tabulated by Mellon Investor Services LLC, an independent business entity not affiliated with the Company.

                                 PROPOSAL NO. 1:

      ELECTION OF DIRECTORS

      The Company's Board of Directors currently consists of six members. The five nominees listed on page 2 are proposed for election at the Annual Meeting of Shareholders, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. In the event that any nominee is unable or declines to serve as director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is expected that all nominees will be able and willing to serve as directors. The term of office of each person elected will continue until the next Annual Meeting of Shareholders or until such director's successor has been elected and qualified.

      Vote Required

      Candidates receiving a plurality of the votes present, either in person or by proxy, will be elected as Directors.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES.

Nominees

      Charles L. Anderson, 71, has been a Director of the Company since 1968 and Chairman since 1981. He was Chief Executive Officer of the Company from June 1984 through December 1987 and from 1968 through 1981. He also was President of Teltone from 1970 through 1981, and Acting President from June 1984 to April 1985.

      Debra L. Griffith, 42, was appointed a Director and was named President and Chief Executive Officer of Teltone Corporation on August 17, 2000, and retains the position of Acting Chief Financial Officer. Ms. Griffith has been with the Company since November 1983, except for a period from July 1996 to July 1998.

      Charles P. Waite, 71, has served on the Board of Directors of the Company since 1976. He is a retired General Partner of Greylock Partnerships located in Boston, Massachusetts. He is also a director of Celeritek, Inc. of Santa Clara, California.

      Paul M. Wythes, 68, has been a Director since 1976. In 1999 Mr. Wythes retired as Managing Director of Sutter Hill Ventures, a venture capital limited partnership headquartered in Palo Alto, California where he was a Founding Partner since 1964. He also serves as a Director of Sutter Hill Investments Mauritius Inc. and T. Rowe Price Mutual Funds, of Baltimore, Maryland.

      Tracy Storer, 67, became a director of the Company in February 1996. He is President of The Stanbridge Group, a corporation he founded in 1989 to focus on strategic business development and consulting for clients in the telecommunications industry.

Information Regarding the Board and its Committees

      The Company's Board of Directors has an Audit Committee and a Compensation Committee. There is no standing nominating committee. The members of each committee and the functions performed thereby are outlined below:

      Audit Committee. Messrs. Anderson and Wythes serve on this committee. This Committee reviews the planned scope of independent auditor's services, reviews financial statements and the auditor's opinion letter, recommends the independent auditor for the following fiscal year, reviews the auditor's recommendations relating to accounting, internal control, and other matters, and reviews internal accounting procedures with corporate financial staff. The Company's Board of Directors has adopted an Audit Committee Charter, a copy of which is attached as Appendix A.

      The following is the report of the Audit Committee with respect to the Company's audited financial statements for the last fiscal year. The information contained in this report shall not be deemed to be "soliciting material," or to be "filed" with the Securities and Exchange Commission, nor shall such material be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference in such filing.

      At the Audit Committee Meeting held on August 7, 2001, the Audit
Committee:
      a) reviewed and discussed with management the audited financial statements;
      b) discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Accounting Standards No. 61, ("Communication with Audit Committees");
      c) received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1 ("Independence Discussion with Audit Committees");
      d)    discussed with PricewaterhouseCoopers LLP their independence;

      e) based on the review and discussions referred to above, recommended to the board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Commission.

Members of the Audit Committee:
Charles L. Anderson (Chairman)
Paul M. Wythes

      Compensation Committee. Messrs. Storer and Waite serve on this committee. This Committee reviews current remuneration of the directors and officers of the Company and makes recommendations to the Board of Directors regarding appropriate periodic adjustments of those amounts. The Committee also makes recommendations to the Board regarding the granting of stock options to officers and employees.

      During the last fiscal year, the Compensation Committee met six times and the Audit Committee met once. The Audit Committee also held quarterly calls with PricewaterhouseCoopers LLP. The entire Board of Directors met six times during the last fiscal year. All Directors attended more than 80% of the aggregate number of Board meetings and meetings of Committees on which they served.

Information Regarding Beneficial Ownership of Certain Beneficial Owners and Management

      The following table sets forth, as of September 7, 2001, certain information regarding beneficial ownership of the Company's voting stock (a) by each person known to the Company to be the beneficial owner of more than five percent of the outstanding voting stock, (b) by each director and nominee for director, (c) by the Chief Executive Officer and the other executive officers of the Company whose total annual salary and bonus, for the fiscal year ended June 30, 2001, exceeded $100,000, and (d) by all of the Company's executive officers and directors as a group. Unless otherwise noted, the named beneficial owner has sole voting and investment power.

                                                                                    Voting
                                     Common Stock                             Preferred Stock (1)
                                   -----------------                          -------------------
                                   Amount and Nature                           Amount and Nature
                                     of Beneficial                               of Beneficial
                                       Ownership              Percent              Ownership              Percent
                                         as of                  of                   as of                  of
Nominees                              09/07/01(2)              Class              09/07/01(2)              Class
-----------------------------------------------------------------------------------------------------------------
Charles L. Anderson                   945,748 (3)(4)            14%               115,934 (3)               13%

Tracy Storer                           40,000 (4)                 *

Richard W. Soshea                     858,026                   13%                27,272                    3%

Charles P. Waite                       63,078 (4)                1%                14,401                    2%

Don Wilson                             66,173 (4)                1%

Steve Sarich Jr.                      571,673                    8%                98,407                   11%

Paul M. Wythes                        135,138 (4)(5)             2%                56,967                    6%

Debra Griffith                        428,750 (6)(10)           6%

Richard Johnson                       110,486 (7)                2%

Ray Ma                                120,221 (8)                2%

All Officers and Directors
   as a group (9 persons)           1,918,344 (9)               28%               187,302                   21%

-----------------------------------------------------------------------------------------------------------------
      * Less than 1%

(1) Each share of the Company's no par value voting preferred stock is entitled to one vote on each matter submitted to shareholders.

(2) Except to the extent that each director's shares are subject to community property laws or as otherwise indicated, beneficial ownership represents sole voting and investment power with respect to the Company's no par value common stock or no par value voting preferred stock.

(3) Includes 66,400 shares of common stock and 50,000 shares of preferred stock owned by the Anderson Family Foundation, a charitable foundation, controlled by Mr. Anderson and members of his family.

(4) Includes stock options of which 40,000 shares are exercisable within sixty days of the record date.

(5) 75,983 of these shares are owned of record by TOW Partners, of which Mr. Wythes is the sole general partner.

(6) Represents 78,500 stock options which are exercisable within sixty days of the record date.

(7) Includes 47,500 stock options which are exercisable within sixty days of the record date.

(8) Includes 57,500 stock options which are exercisable within sixty days of the record date.

(9) Includes 392,500 stock options which are exercisable within sixty days of the record date.

(10) On March 29, 2001, the Company issued 350,000 shares of common stock subject to certain restrictions to the CEO, resulting in deferred compensation of $73,500 based on fair market value on the date of issuance. The deferred stock compensation will be amortized over the three-year vesting period.

Information Regarding Director and Executive Officer Compensation

      Director Compensation

      Members of the Company's Board of Directors, other than employee-directors, are entitled to receive $1,200 per quarter, plus $500 for each Board meeting attended, and $250 for each committee meeting held on a day when a Board of Directors meeting was not also held. The Chairman receives an additional $1,750 per quarter. Employee-directors receive no additional compensation for serving on the Board.

      Executive Officer Compensation -- Cash Compensation

      The table below sets forth the cash compensation paid by the Company to its Chief Executive Officer and the other executive officers of the Company whose total annual salary and bonus, for the fiscal year ended June 30, 2001, exceeded $100,000:

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term
                                         Annual Compensation                          Compensation Awards
                                         -------------------                          -------------------
                                                                                                  Restricted Stock
                                                                        Securities Underlying           Awards
Name and Principal Position     Year       Salary         Bonus            Options Granted       Shares        Value
------------------------------------------------------------------------------------------------------------------------
Debra L. Griffith               2001       $169,385                            95,000            350,000      $73,500
President and CEO &
Acting CFO                      2000       $126,730       $30,000              20,000
                                1999       $113,077       $37,327              60,000

Richard Johnson                 2001       $109,692                            30,000
VP Operations                   2000       $101,808       $15,000              20,000
                                1999       $100,727       $30,171              20,000

Ray Ma                          2001       $109,615                            30,000
VP Engineering                  2000        $99,730       $15,000              20,000
                                1999        $96,577       $28,929              20,000

      Executive Officer Compensation -- Compensation Pursuant To Plans

      Described below are the compensation plans that have been established by the Company that provide for the payment of cash or noncash compensation to certain directors and executive officers of the Company. The amounts paid to the listed individuals and group are also disclosed.

      Management Incentive Plan

      Executive officers and key management are eligible to participate in an incentive plan which provides for the payment of bonuses after the end of each fiscal year based on net profit achieved prior to the cost of the Management Incentive Plan (MIP). No bonus is paid if net profit is less than 75% of planned profit for the year. Actual bonuses vary linearly with profit and are paid as a percent of base salary. Should planned profits be achieved, bonuses paid would range from 50% of base salary for the Chief Executive Officer to 15% depending on the position. This incentive plan is proposed annually by the Compensation Committee and approved by the Board of Directors and is subject to revision.

      Salary Deferral Plan

      All employees are eligible to participate in this plan on the first day of the month after their date of hire. An employee is able to defer up to 15% of his or her pre-tax annual salary up to the IRS maximum under the salary deferral provisions of the Plan. At the discretion of the Board of Directors, the first $300 of the employee's deferral shall be matched by the Company dollar for dollar. The Company shall match $.50 for each $1.00 an employee defers between $300 and 6% of the employee's compensation. Any deferral in excess of 6% of the employee's compensation shall not be matched. The employee's deferrals and the Company's contributions are invested, at the employee's direction, in one or more investment funds.

      Employees are 100% vested in their salary deferrals, the Company's contributions, and all earnings thereon. At any time after an employee has reached age 59 1/2, an employee may withdraw all or a portion of the funds. In addition, the employee may borrow from the Plan and may receive a distribution of benefits in the event of financial hardship. Upon termination of employment, death or disability, the employee or beneficiary will receive a lump sum payment of benefits. Executive officer compensation, as related in the Cash Compensation table, includes any salary deferral under the Plan.

      During the period ending June 30, 2001, the Company's contributions to the executive officers named in the Cash Compensation table and all employees as a group were:

              Debra L. Griffith                              $5,400
              Richard G. Johnson                             $3,450
              Ray Ma                                         $3,450
              All Employees as a Group
                Excluding Executive Officers                $96,265

      Stock Option Plans

      The Company has two active stock option plans: the Nonemployee Directors' Stock Option Plan and the 1992 Stock Option Plan for key employees. The Nonemployee Directors' Stock Option Plan provides for the grant of options to purchase up to 320,000 common shares to outside directors of the Company. Options are granted at the fair market value of the stock on the date of grant and vest over a four-year period. The maximum term of an option may not exceed six years.

      Under the terms of the 1992 Stock Option Plan, all present and future key employees who, at the time the options are granted, are regular full-time employees of the Company, are eligible to participate. The number of shares that may be granted under the 1992 Option Plan is 1,900,000, of which 318,250 shares remain available for grant as of September 7, 2001. The option price and award are determined by the Compensation Committee of the Board of Directors. Subject to the provisions of the 1992 Option Plan, the Board of Directors determines the terms and provisions of the option agreements and the number of shares of common stock subject to each option. The 1992 Stock Option Plan will expire on February 18, 2002.

Option Grants in the Last Fiscal Year

      During fiscal year 2001 the following options to purchase common stock were granted at fair market value to named executive officers:

                                                            % of Total
                                 Number of                  Options Granted
                                 Securities Underlying      To Employees in     Exercise Price   Expiration
Name of Individual               Options Granted            Fiscal Year         Per Share        Date______
-----------------------------------------------------------------------------------------------------------

Debra L. Griffith                         26,500                     4%             1.25         8/5/07
                                          68,500                    10%              .87         11/2/07

Richard G. Johnson                        10,000                     2%              .87         11/2/07
                                          20,000                     3%              .32         3/13/08

Ray Ma                                    10,000                     2%              .87         11/2/07
                                          20,000                     3%              .32         3/13/08

Compliance With Section 16(a) of the Securities Exchange Act of 1934

      Under the securities laws of the United States, the directors and executive officers of the Company and any persons holding more than ten percent (10%) of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "SEC"). Specific filing deadlines of these reports have been established and the Company is required to disclose in this proxy statement any late filings during fiscal years 2001 and 2000. To the best of our knowledge, all of the filing requirements have been satisfied except that Mr. Richard Johnson was late in filing a Form 4 to reflect his February 2000 stock option exercise. In making these statements, we have relied solely on copies of Forms 3, 4 and 5 and amendments thereto furnished to the Company in accordance with applicable law.

                                2. OTHER MATTERS

      The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, the Board of Directors intends that proxies, in the form enclosed, will be voted in respect of any other business that may properly come before the meeting in accordance with the judgment of the persons voting such proxies.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors selected PricewaterhouseCoopers LLP, independent auditors, to audit the financial statements of Teltone Corporation for the fiscal year ending June 30, 2001. PricewaterhouseCoopers LLP has audited the Company's financial statements annually since 1992. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Audit Fees

      The Company has been billed a total of $65,000 by PricewaterhouseCoopers LLP, the Company's independent auditors, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended June 30, 2001 and the reviews of interim financial statements included in the Company's Forms 10-QSB filed during the last fiscal year.

Financial Information Systems Design and Implementation Fees

      There were no fees billed by PricewaterhouseCoopers, LLP for the professional services rendered in connection with financial information systems design and implementation during the fiscal year ended June 30, 2001.

All Other Fees

      The Company has been billed a total of $2,000 for all other services rendered by PricewaterhouseCoopers, LLP that are not set forth above.

      The Audit Committee of the Board of Directors has determined that the provision of services by PricewaterhouseCoopers LLP described in the preceding two paragraphs are compatible with maintaining PricewaterhouseCoopers LLP's independence as the Company's principal accountants.

                             SOLICITATION OF PROXIES

      The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. Proxies may be solicited by officers, directors and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services. All of the costs of solicitation of proxies will be paid by the Company.

                            PROPOSALS OF SHAREHOLDERS

      Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders, October 29, 2002, must be received by the Company no later than June 30, 2002, to be included in the Company's proxy statement and form of proxy relating to that meeting.

Dated:   Bothell, Washington
         September 27, 2001


SHAREHOLDERS CAN VIEW A COPY OF THE ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY VISITING TELTONE'S WEBSITE (www.teltone.com) OR CONTACTING DEBRA L. GRIFFITH, PRESIDENT & CEO AND ACTING CHIEF FINANCIAL OFFICER. COPIES ARE AVAILABLE WITHOUT CHARGE. PLEASE WRITE TO:

                                DEBRA L. GRIFFITH
                               TELTONE CORPORATION
                              22116 - 23rd DRIVE SE
                         BOTHELL, WASHINGTON 98021-4413

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                             Adopted August 7, 2001

Organization

This charter governs the operations of the Audit Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall consist of least two directors, each of whom shall be financially literate, and at least one member shall have accounting or related financial management expertise.

Statement of Policy

The Audit Committee of the Board of Directors assists the Board in fulfilling their oversight responsibility for the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Committee, independent auditors, and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, the representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, if or when appropriate, recommend to the board the replacement of the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors.

o The Committee shall discuss with the independent auditors the overall scope and plans for their annual audit, including the adequacy of staffing and the overall fee structure. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the statement's release to the public and filing of the Company's Quarterly Report on Form 10-QSB. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-KSB. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

--------------------------------------------------------------------------------

                                                             Please mark
                                                            your votes as    |X|
                                                             indicated in
                                                             this example

Proposal 1: To elect directors:
01-Charles L. Anderson, 02-Debra L. Griffith, 03-C.P. Waite,
04-P.M. Wythes, 05-T.S. Storer

FOR all nominees listed         WITHHOLD AUTHORITY
(except as marked to            to vote for all nominees
the contrary).                  listed

|_|                             |_|

To withhold authority to vote for any nominee(s), write name(s) below:

--------------------------------------------------------------------------------

        |_|         Please mark box if you have included comments.

 WILL
ATTEND
         If you plan to attend the Annual Meeting,
|_|           please mark the WILL ATTEND box.

Important - Please sign and return promptly. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian should give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

SIGNATURE(S): __________________________________________________________________

DATE: __________________________________________________________________________

--------------------------------------------------------------------------------

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                       YOU CAN VOTE IN ONE OF THREE WAYS:

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

                  ---------------------------------------------

                                VOTE BY INTERNET

                          24 hours a day, 7 days a week
                           Follow the instructions at
                             our Internet Address:
                           http://www.eproxy.com/TTNC

                  ---------------------------------------------

                                       OR

                  ---------------------------------------------

                                 VOTE BY PHONE

                          HAVE YOUR PROXY CARD IN HAND
                   Call toll-free 1-800-840-1208 on a touch-
                    tone telephone 24 hours a day, 7 days a
                      week. There is NO CHARGE to you for
                   this call. You will be asked to enter your
                   11-digit Control Number, which is located
                   in the box in the lower right-hand corner
                       of this form. Follow the recorded
                                 instructions.

                  ---------------------------------------------

                                       OR

                  ---------------------------------------------

                               VOTE BY PROXY CARD

                              Mark, sign and date
                                your proxy card
                                      and
                             return promptly in the
                               enclosed envelope.

                  ---------------------------------------------

                  NOTE: If you voted by Internet or telephone,

                 THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD.

You can view the Annual Report and Proxy Statement on the Internet at http://www.teletone.com

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PROXY

                 FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                              TELTONE CORPORATION

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned shareholder of Teltone Corporation hereby appoints Charles
L. Anderson and Debra L. Griffith, and each of them, with full power of substitution, as proxies to vote as designated below, all of the shares of Teltone Corporation which the undersigned is entitled to vote at the Annual Meeting of the Corporation to be held at Teltone Headquarters, 22116 -- 23rd Dr SE, Bothell, WA 96021 on Tuesday, November 6, 2001 at 2:30 p.m. and at adjournments thereof. The undersigned hereby revokes all proxies previously granted with respect to such Annual Meeting.

      This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                (Continued and to be signed on the other side).

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                   [ARROW UP] FOLD AND DETACH HERE [ARROW UP]

                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1.    Vote by internet at our internet Address: http://www.eproxy.com/TTNC

                                       or

2.    Call toll-free 1-800-840-1208 on a touch-tone telephone.

                                       or

3. By mail by promptly returning your completed proxy card in the enclosed envelope.

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